UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

5.375% Senior Notes due 2022

On November 10, 2015 (the “Settlement Date”), Molina Healthcare, Inc., a Delaware corporation (the “Company”), completed the private offering of $700.0 million aggregate principal amount of its senior notes due 2022 (the “Notes”) pursuant to an indenture, dated as of the Settlement Date, by and among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee, in the form attached hereto as Exhibit 4.1 to this Current Report on Form 8-K (the “Indenture”).

The following is a brief description of the terms of the Notes and the Indenture.

Interest and Maturity

The Notes will bear interest at the rate of 5.375% per year. Interest will be payable semi-annually in arrears on May 15 and November 15 of each year, commencing May 15, 2016, and will accrue from the Settlement Date. The Notes will mature on November 15, 2022.

Guarantees

The Notes will be guaranteed by each of the Company’s existing and future direct and indirect domestic restricted subsidiaries that guarantee the Company’s existing revolving credit facility. As of the date of this Current Report on Form 8-K, the only subsidiaries of the Company that have guaranteed the Notes are Molina Information Systems, LLC and Molina Medical Management, Inc. None of the Company’s health plan subsidiaries will guarantee the Notes.

Ranking

The Notes and the guarantees described above will be senior unsecured obligations of the Company and the guarantors, respectively, and will rank pari passu in right of payment with all existing and future senior debt and senior to all existing and future subordinated debt of the Company and the guarantors. The Notes and the guarantees will be effectively subordinated to all existing and future secured debt of the Company and the guarantors to the extent of the assets securing such debt. In addition, the Notes and the guarantees will be structurally subordinated to all indebtedness and other liabilities and preferred stock of the Company’s subsidiaries that do not guarantee the Notes.

Convertibility

The Notes are not convertible into the Company’s common stock or any other securities.

Optional Redemption

The Company may redeem some or all of the Notes at any time and from time to time prior to August 15, 2022 (three months prior to the maturity of the Notes) at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest thereon, if any, to, but excluding, the applicable redemption date, plus a “make-whole” premium. Thereafter, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest thereon, if any, to, but excluding, the applicable redemption date.

Change of Control

If a Change of Control (as defined in the Indenture) occurs, the Company must give the holders of the Notes an opportunity to sell all or part of their Notes at a purchase price of 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. If the Company or certain of its subsidiaries, including the guarantors, sell assets under certain circumstances, the Company will be required to make an offer to purchase a portion of the Notes at their face amount, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Covenants

The Indenture will restrict the ability of the Company and its restricted subsidiaries to, among other things:

•	incur additional indebtedness or issue certain preferred equity;

•	pay dividends on, repurchase, or make distributions in respect of the Company’s or their capital stock, prepay, redeem, or repurchase certain debt or make other restricted payments;

•	make certain investments;

•	create certain liens;

•	sell assets, including capital stock of restricted subsidiaries;

•	enter into agreements restricting the Company’s restricted subsidiaries’ ability to pay dividends or make other payments, and in the case of the Company’s subsidiaries, guarantee indebtedness;

•	consolidate, merge, sell, or otherwise dispose of all or substantially all of the Company’s or their assets;

•	enter into certain transactions with the Company’s affiliates; and

•	designate the Company’s restricted subsidiaries as unrestricted subsidiaries.

These covenants are subject to a number of important limitations and exceptions, including the fall away or revision of certain of these covenants upon the Notes receiving an investment grade rating by either Standard & Poor’s or Moody’s.

Events of Default

The Indenture provides for customary events of default, including cross acceleration to certain other indebtedness of the Company and its restricted subsidiaries.

The foregoing description of the Indenture, the Notes and the guarantees does not purport to be complete and is qualified in its entirety by reference to the Indenture, the form of Notes and the form of Guarantee filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, the Company entered into a registration rights agreement, dated as of the Settlement Date, by and among the Company, the guarantors party thereto (the “Guarantors”) and SunTrust Robinson Humphrey, Inc. (“SunTrust”), as representative of the Initial Purchasers (as defined therein), in the form attached hereto as Exhibit 4.4 to this Current Report on Form 8-K (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will use commercially reasonable efforts to register notes (the “Exchange Notes”) having substantially identical terms (other than restrictions on transfer and additional interest) as the Notes with the Securities and Exchange Commission (the “Commission”) as part of an offer to exchange freely tradable Exchange Notes for the Notes. The Company will use commercially reasonable efforts to file a registration statement for the Exchange Notes with the Commission and cause that registration statement to be declared effective within 270 days of the Settlement Date.

The Company will pay additional interest on the Notes if:

•	the Company does not file the required registration statement and the Commission does not declare the required registration statement effective within 270 days from the Settlement Date; or

•	the Company does not complete the offer to exchange the Notes for the Exchange Notes within 300 days from the Settlement Date.

If the Company fails to meet the targets listed above (a “registration default”), the annual interest rate on the Notes will increase by 0.25%. The annual interest rate will increase by an additional 0.25% for each subsequent 90-day period during which a registration default continues, up to a maximum additional rate of 6.375% per year. If the Company remedies the registration default, the interest rate on the Notes will revert to 5.375%.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Notes and the Indenture is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

4.1	Indenture dated November 10, 2015 by and among Molina Healthcare, Inc., the guarantor parties thereto and U.S. Bank National Association, as Trustee.

4.2	Form of Notes (included in Exhibit 4.1).

4.3	Form of Guarantee (included in Exhibit 4.1).

4.4	Registration Rights Agreement dated November 10, 2015 by and among Molina Healthcare, Inc., the guarantor parties thereto and SunTrust Robinson Humphrey, Inc., as representative of the Initial Purchasers (as defined therein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: November 10, 2015	By	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated November 10, 2015 by and among Molina Healthcare, Inc., the guarantor parties thereto and U.S. Bank National Association, as Trustee.

4.2	Form of Notes (included in Exhibit 4.1).

4.3	Form of Guarantee (included in Exhibit 4.1).

4.4	Registration Rights Agreement dated November 10, 2015 by and among Molina Healthcare, Inc., the guarantor parties thereto and SunTrust Robinson Humphrey, Inc., as representative of the Initial Purchasers (as defined therein).